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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated February 17, 1997, included in the Company's 1996 Form 10-K (and to all references to our Firm), included in or made part of this registration statement.

                                            ARTHUR ANDERSEN LLP

Fort Worth, Texas
May 16, 1997